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                                                                    Exhibit 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K/A, into 4-D Neuroimaging's previously filed Form S-8 No. 333-54322, No. 33-60743, No. 33-61057, No.
33-32260, No. 33-33179 and No. 33-68136.



/s/ Arthur Andersen LLP
San Diego, California
January 29, 2001